                                                                    EXHIBIT 10.1

                          FORM OF EXCHANGE AGREEMENT

     This EXCHANGE AGREEMENT (this "Agreement") is entered as of July 13, 2001,
                                    ---------
by and between Micrografx, Inc., a Texas corporation (the "Company"), and
                                                           -------
__________ ("Noteholder").
             ----------

                             W I T N E S S E T H:

     WHEREAS, Noteholder holds a note (a copy of which is attached as Exhibit A hereto) made by the Company payable to the order of Noteholder in the principal amount of __________ ($__________), plus accrued interest thereon as provided in the note, collectively, such principal and accrued interest (the "Owed Amount");
                                                                  -----------

     WHEREAS, Noteholder is aware that the Company may be acquired by a third party;

     WHEREAS, the Company has proposed that as a requirement of the purchase of the Company by a third party, Noteholder accept shares of the Company's common stock, per value $.01 per share ("Common Stock"), and a warrant to purchase from
                                  ------------
the Company shares of Common Stock, in full satisfaction and payment of the Owed Amount; and

     WHEREAS, Noteholder is willing to accept such payment in respect of the Owed Amount, on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.  Satisfaction of Owed Amount.  Immediately prior to the closing of
            ---------------------------
the sale of the Company, by execution and delivery of this Agreement by each of the Company and Noteholder, the Company shall issue to Noteholder ________ shares of Common Stock (the "Common Shares") and a warrant to purchase _______
                             ------ ------
shares of Common Stock having the rights and preferences set forth in the form of warrant attached as Exhibit B hereto (the "Warrant") (the Common Shares and
                                              -------
the Warrants are collectively being referred to herein as the "Payment".)
                                                               -------
Noteholder agrees to accept the Payment in full satisfaction and payment of the Owed Amount and to deliver the note to the Company with the notation on the face thereof that such note is paid in full.

Section 2.  Representations and Warrants of the Company.  The Company hereby
            -------------------------------------------
represents and warrants the following:

     2.1    Corporate and Governmental Authorization; Contravention.  The
            -------------------------------------------------------
execution, delivery and performance of this Agreement by the Company are within its corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental authority (other than filings with any applicable securities regulatory authorities (i) to perfect exemptions from the registration or qualification requirements of applicable securities laws or (ii) to comply with provisions of the Securities Act of 1933, as amended (the "Securities Act"), or Securities Exchange Act of 1934, as amended), and, except
 --------------
for matters which have been waived in writing by the appropriate person, do not contravene, or constitute a default under, any provision of applicable law or of the articles of incorporation or bylaws of the Company.

     2.2    Binding Effect.  This Agreement constitutes the valid and binding
            --------------
agreement of the Company enforceable against of the Company in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and
(ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

     2.3    Issuance of Common Shares and Warrant Shares.  The Common Shares
            --------------------------------------------
issuable in accordance with Section 1 of this Agreement will be duly authorized,
                            ---------
validly issued, fully paid and nonassessable and free and clear of all liens, claims and encumbrances created by the Company, including, without limitation, all preemptive rights. The shares of Common Stock that may be purchased upon exercise of the Warrant (the "Warrant Shares"), when issued in accordance with
                              --------------
the terms of the Warrant, will be duly authorized, validly issued, fully paid and nonassessable and free and clear of all liens, claims and encumbrances created by the Company, including, without limitation, all preemptive rights. The Common Shares and the Warrant Shares are sometimes referred to herein as the "Securities."
 ----------

Section 3.  Representations and Warranties of Noteholder.  Noteholder hereby
            --------------------------------------------
represents and warrants the following:

     3.1    Due Authorization; No Conflicts.  The execution, delivery and
            -------------------------------
performance by Noteholder of this Agreement (a) are within Noteholder's partnership power, limited liability company power, corporate power or individual power, as applicable, and (b) have been duly authorized by all necessary partnership, limited liability company, corporate or other action on the part of Noteholder, as applicable.

     3.2    No Prior Transfer. Noteholder has not transferred any portion of the
            -----------------
Note or interest therein, or entered into any agreement to do so.

     3.3    Securities Representations. No Intended Distribution.
            --------------------------  ------------------------
Noteholder is acquiring the Securities for investment purposes only, for its own account, and not as nominee or agent for any other person, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

            (b) Accredited Investor.  Noteholder is an "accredited investor"
                -------------------
within the meaning of Rule 501 under the Securities Act.

            (c) Investment Experience.  Noteholder has sufficient knowledge and
                ---------------------
experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company, and Noteholder is able financially to bear the risks thereof.

Noteholder can bear the economic risk of an investment in the Securities indefinitely and a total loss of such investment.

          (d) Disclosure of Information.  Noteholder has received or has had
              -------------------------
full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Securities. Noteholder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Noteholder or to which Noteholder had access.

     3.4  Restricted Securities.  Noteholder understands that (i) the Securities
          ---------------------
are characterized as "restricted securities" under the Securities Act in as much as they are being acquired from the Company in a transaction not involving a public offering and (ii) under the Securities Act and applicable regulations thereunder, the Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Noteholder represents that Noteholder is familiar with Rule 144, as amended, promulgated by the Securities and Exchange Commission under the Securities Act, and understands the resale limitations imposed thereby and by the Securities Act. Noteholder understands that the Company is under no obligation to register any of the Securities and that such Securities must be held indefinitely unless a subsequent disposition thereof is registered or qualified under the Securities Act or is exempt from such registration.

          (a) Further Limitations on Disposition.  Without in any way limiting
              ----------------------------------
the representations set forth above, Noteholder further agrees not to make any disposition of all or any portion of the Securities unless and until:

              (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

              (ii) (A) Noteholder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (B) Noteholder shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration of such Securities under the Securities Act.

          (b) Legend.  It is understood that, so long as applicable, each
              ------
certificate evidencing any portion of the Common Shares or the Warrant Shares will bear the legend set forth below (in addition to any legend required under applicable state securities laws):

              THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST

           THEREIN MAY BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

Section 4. Miscellaneous.
           ------------

     4.1   Expenses.  Each party shall bear its own expenses incurred in
           ---------
connection with the transactions contemplated herein.

     4.2   Notices. All notices required or permitted under this Agreement shall
           -------
be given in writing and shall be personally delivered or sent by facsimile or registered mail, postage prepaid, to the address of the receiving party as written on the signature page hereto. Each party may change its address from time to time upon written notice to the other party.

     4.3   Successors and Assigns.  The provisions of this Agreement shall be
           ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or otherwise transfer any of its rights under this Agreement.

     4.4   Texas Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND
           ---------
GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

     4.5   Counterparts; Effectiveness.  This Agreement may be signed in any
           ---------------------------
number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when Noteholder and the Company shall have received a counterpart hereof signed by the other party hereto.

     4.6   Severability.  This Agreement shall be deemed severable, and the
           ------------
invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

                  [Remainder of page is intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers on the date first above written.

                              MICROGRAFX, INC.


                              By:_________________________________________
                              Name:  Jim Hopkins
                              Title: Chairman, CEO and President

                              Address: 8144 Walnut Hill Lane, Suite 1050
                                      -------------------------------------
                                       Dallas, TX 75231
                                      --------------------

                              NOTEHOLDER:

                              _________________________



                              By:_________________________________________
                              Name:_______________________________________
                              Title:______________________________________

                              Address:____________________________________
                                      ____________________________________
                                      ____________________________________